                       GRAYBAR ELECTRIC COMPANY, INC.

                           ----------------------

                       ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON JUNE 12, 2003

                           ----------------------


               INFORMATION STATEMENT--SUPPLEMENTAL INFORMATION

                           ----------------------



J. C. Loff is one of the thirteen directors nominated by the Board of Directors for election as a director at the Annual Meeting of Shareholders. Information with respect to J. C. Loff was inadvertently omitted under the caption "DIRECTORS--Nominees for Election as Directors" in the Information Statement, dated May 12, 2003, that was previously sent to you. That information is set forth below:


                                                                                                         YEAR IN
                                                                                                          WHICH
                                                                                                        BECAME A
     NAME            AGE                       BUSINESS EXPERIENCE LAST FIVE YEARS                      DIRECTOR
     ----            ---                       -----------------------------------                      --------
J. C. Loff            53       Employed by Company in 1980;  District Vice President 1995 to 2001;        1998
                               Group Vice President 2001 to present.





                                            THOMAS F. DOWD
                                            Secretary

May 15, 2003